REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement dated as of September 17, 1999 (this "Agreement"), is made and entered into by and among Tejas Energy, LLC, a Delaware limited liability company ("Tejas") and Enterprise Products Partners L.P., a Delaware limited partnership ("Enterprise Partners").

                              W I T N E S S E T H:

     WHEREAS, Tejas has received certain units of a special class of partnership interests (the "Special Units") issued by Enterprise Partners pursuant to that certain Contribution Agreement dated as of September 17, 1999 (the "Contribution Agreement") between Tejas, Tejas Midstream Enterprises, LLC ("Tejas Midstream"), Enterprise Partners, Enterprise Products Operating L.P. ("Enterprise Operating"), Enterprise Products GP, LLC ("Enterprise GP"), Enterprise Products Company ("EPC"), and EPC Partners II, Inc. ("EPC Partners II");
     WHEREAS, the Special Units will be automatically convertible, on a one-for-one basis into Common Units (the "Tejas Common Units") of Enterprise Partners, effective as of the dates specified in the Contribution Agreement (the "Conversion Date");
     WHEREAS, in order to improve the transferability of the Tejas Common Units, Enterprise Partners is willing to provide certain registration rights with respect thereto; and
     WHEREAS, Enterprise Partners and Tejas deem it to be in their respective best interests to enter into this Agreement to set forth certain rights of Tejas in connection with public offerings and sales of the Tejas Common Units and are entering into this Agreement as a condition to and in connection with the Contribution Agreement.
     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

     Section Definitions. As used in this Agreement, the following terms have the following meanings:

     "Affiliate" means, with respect to any Person, (i) a director or executive officer of such Person, and (ii) any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Best Efforts" as used herein means reasonable best efforts in accordance with reasonable commercial practice.

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     "Business  Day" means a day that is not a Saturday,  Sunday or other day on which banks in Houston, Texas and New York, New York are authorized or obligated to close.

    "Commission" means the Securities and Exchange Commission or any other governmental body or agency succeeding to the functions thereof.

     "Common Units" means the common units representing limited partnership interests in Enterprise Partners.

     "Contribution Agreement" means the Contribution Agreement dated September 17, 1999, by and among Tejas, Tejas Midstream, Enterprise Partners, Enterprise Operating, Enterprise GP, EPC, and EPC Partners II, as the same may be amended, supplemented, modified or restated.

    "Equity Equivalents" means securities which are convertible, exchangeable or exercisable for or into Common Units.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Executive Committee" means the Executive Committee or other governing body of Enterprise Partners.

     "Person" shall be construed broadly and shall include an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Public Offering" means a public offering of Common Units or Equity Equivalents pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering made in connection with a business acquisition or otherwise on Form S-4 under the Securities Act (or any successor form) or an employee benefit plan or otherwise on Form S-8 under the Securities Act (or any successor form).

     "Registrable Securities" shall mean (i) Tejas Common Units; (ii) any Common Units or other securities issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Tejas Common Units; (iii) any Common Units issued to Tejas under Section 4.1(a) of the Unitholder Agreement; and (iv) any then outstanding securities into which the Tejas Common Units shall have been changed by any reclassification or recapitalization of the Tejas Common Units or otherwise, in each case to the extent and only to the extent such securities are held by Unitholders; provided, however, that as to any particular securities that would otherwise be Registrable Securities, such securities shall not be Registrable Securities until the Conversion Date with respect to such securities has occurred and provided further, that as to any particular Registrable

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Securities,   once  issued,  such  securities  shall  cease  to  be  Registrable
Securities if (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of by the holder in accordance with such registration statement, (B) such securities shall have been sold pursuant to Rule 144, (C) as to the provisions of Section 3 hereof only, at any time the Registrable Securities owned by a Unitholder (together with all Registrable Securities owned by its Affiliates) represent less than 200,000 Common Units (adjusted to reflect splits, reclassifications and similar events) and the holder of such securities may sell such securities pursuant to paragraph (k) of Rule 144 and without any limitation as to timing, volume or manner of sale, or
(D)  such securities shall have ceased to be outstanding.

     "Requesting   Unitholder"   means,   with   respect  to  any  request  for
registration hereunder, the Unitholders that have requested such registration under Section 2 or Section 3 hereof, as the case may be.

     "Required Unitholders" means, as of the date of any determination thereof, Unitholders which then hold Registrable Securities representing at least a majority (by number of units) of the Registrable Securities, on a fully diluted basis, then held by all Unitholders.

     "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

    "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Tejas Common Units" has the meaning specified in the preamble to this Agreement.

     "Unitholder   Agreement"  means  the  Unitholder   Rights  Agreement  dated
September 17, 1999 among Tejas, Tejas Midstream, Enterprise Partners, Enterprise GP, EPC, and EPC Partners II.

     "Unitholders" means, collectively, (i) Tejas and (ii) any Persons which, in the future, may become parties to this Agreement pursuant to Section 13(e).

    "Unitholders'   Counsel"   means  one  counsel  chosen  by  the  Requesting
Unitholders.

         Section  Required Registration.

     Subject to Section 2(b) below, if, at any time following the Conversion Date with respect to any Registrable Securities, Enterprise Partners shall be requested by the Required Unitholders to effect the registration under the Securities Act of Registrable Securities, then Enterprise Partners shall within 15 days of receipt thereof give written notice of such request to all other holders of Registrable Securities and, thereafter, Enterprise Partners shall use its Best Efforts to effect the registration under the Securities Act of the Registrable Securities which Enterprise

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Partners has been requested to register by the Required  Unitholders  making the request and the other Requesting Unitholders to the extent notice of such request is received by Enterprise Partners within 20 days of their receipt of Enterprise Partners' notice. Any request for a registration under this Section 2 shall specify the number of Registrable Securities proposed to be sold by the Requesting Unitholders and the intended method of disposition thereof.

     Anything contained in Section 2(a) notwithstanding, Enterprise Partners shall not be obligated to effect any registration of Registrable Securities under the Securities Act pursuant to Section 2(a) except in accordance with the following provisions:

     Enterprise Partners shall not be obligated to use its Best Efforts to file and cause to become effective, within the meaning of clause (iii) below, more than three registration statements in the aggregate pursuant to Section 2(a) hereof;

     Enterprise Partners may, upon written notice to the Requesting Unitholders, delay the filing or effectiveness of any registration statement (A) during any period during which Enterprise Partners is in the process of negotiating or preparing, and ending on a date 90 days following the effective date of any registration statement pertaining to a Public Offering of Common Units or Equity Equivalents (other than on Form S-4 or Form S-8 or a comparable form), provided that Enterprise Partners is throughout that period actively employing in good faith its Best Efforts to cause such registration statement to become effective,
(B) until a period of at least 90 days shall have elapsed from the effective date of any previously effected registration pursuant to Section 2, (C) during any period during which Enterprise Partners is engaged in any material acquisition or disposition transaction which could be significantly disrupted by such registration, qualification and/or compliance, or (D) during any period during which Enterprise Partners is in possession of material information concerning it or its business and affairs, the public disclosure of which could have a material adverse effect on Enterprise Partners as reasonably determined by the Executive Committee; provided, however, that Enterprise Partners may not effect more than two periods of delay under clauses (A), (C) or (D) above within any 12-month period, and any such two delay periods shall in the aggregate not exceed 120 days within any 12-month period;

     At any time before the registration statement covering Registrable Securities becomes effective, the Requesting Unitholders which requested such registration may request Enterprise Partners to withdraw or not to file the registration statement. In that event, if such request of withdrawal shall not have been caused by, or made in response to, a material adverse change in the business, properties, condition, financial or otherwise, or operations of Enterprise Partners occurring on or after the date of such request, one demand registration right shall be deemed to have been effected, as provided in clause (i) above, unless the Requesting Unitholders shall pay to Enterprise Partners the expenses incurred by Enterprise Partners in connection with such registration statement through the date of such request, which payment shall be pro rata to the number of Registrable Securities originally requested

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to be included in such registration,  in which case no such demand  registration right shall be deemed to have been effected; and

     Subject to clause (iii) above, no registration shall be deemed to have been requested or effected for any purposes under this Section 2: (A) unless a registration statement with respect thereto has become effective; (B) if, after it has become effective, any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, for any reason, affecting any of the Registrable Securities covered by such registration statement, is issued by the Commission or other governmental agency or court and not withdrawn within 10 Business Days; (C) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied by reason of a failure by or inability of Enterprise Partners to satisfy any of such conditions, or the occurrence of an event outside the reasonable control of the relevant Requesting Unitholders; or (D) if the request for withdrawal made by the Requesting Unitholders pursuant to clause (iii) above shall have been caused by, or made in response to, the material adverse change in the business properties, condition, financial or otherwise, or operations of Enterprise Partners. (c) If a registration effected pursuant to this Section 2 is for an underwritten Public Offering, Enterprise Partners may include in such registration the number of securities (for its own account or the account of any securityholder) which in the opinion of such underwriters can be sold without adversely affecting the proposed offering or the offering price, provided the number of Registrable Securities requested by the Requesting Unitholders to be included in such registration shall not be reduced.

         Section  Piggyback Registration.

     If at any time after the Conversion Date with respect to any Registrable Securities, Enterprise Partners proposes for any reason to register any Common Units or Equity Equivalents (other than in connection with a business acquisition or otherwise on Form S-4 under the Securities Act (or any successor form) or an employee benefit plan or otherwise on Form S-8 under the Securities Act (or any successor form)) then it shall promptly give written notice at least 15 Business Days before the anticipated filing date to each of the holders of Registrable Securities of its intention to so register such Common Units or Equity Equivalents and, upon the written request, delivered to Enterprise Partners within 10 Business Days after receipt of any such notice by Enterprise Partners, of the Unitholders to include in such registration Registrable Securities (which request shall specify the number of Registrable Securities proposed to be included in such registration), Enterprise Partners shall use its Best Efforts to cause all such Registrable Securities to be included in such registration on the same terms and conditions as the Common Units or Equity Equivalents otherwise being sold in such registration, subject to the limitations set forth herein.

     If a registration referred to in paragraph 3(a) relates to an underwritten Public Offering on behalf of Enterprise Partners, and the managing underwriters advise Enterprise Partners

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

in writing that the inclusion of all Registrable Securities requested to be included in such registration would materially and adversely affect the proposed offering or the offering price, Enterprise Partners will include in such registration: (i) first, all securities Enterprise Partners proposes to sell,
(ii) second, all Registrable Securities which the Requesting Unitholders ask to be included and (iii) third, such other securities (provided such securities are of the same class as the securities being sold by Enterprise Partners) as are requested to be included in such registration equal to the balance, if any, allocated pro rata among the holders of such securities on the basis of the dollar amount or number of securities requested to be included therein by each such holder. If a registration referred to in paragraph 3(a) relates to an underwritten secondary registration on behalf of holders of Enterprise Partners' securities (other than holders of Registrable Securities in their capacity as such), and the managing underwriters advise Enterprise Partners in writing that in their opinion the securities requested to be included in such registration exceeds the securities which can be sold in such offering without adversely affecting the offering or the offering price, Enterprise Partners will include in such registration, (i) first, the securities which in the opinion of such underwriters can be sold without adversely affecting the offering or the offering price of the securities intended to be included therein on behalf of the other holders of Enterprise Partners' securities, allocated among the holders of such securities in such proportions as Enterprise Partners and such holders may agree, and (ii) to the extent of the balance, if any, the Registrable Securities requested to be included in such registration, allocated pro rata among the holders of such Registrable Securities on the basis of the securities requested to be included therein by each such holder.

     If the registration referred to in paragraph 3(a) involves an underwritten offering, the right of any Unitholder to include any Registrable Securities in such registration pursuant to this Section 3 shall be conditioned upon such Unitholders' participation in such underwriting. The Unitholders proposing to include their Registrable Securities pursuant to this Section 3 shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Enterprise Partners.

     (d) Notwithstanding anything to the contrary in this Section 3, if a registration referred to in paragraph 3(a) relates to an underwritten offering of a class of securities of Enterprise Partners different from the Registrable Securities proposed to be included in such offering and the managing underwriters advise that in their opinion Registrable Securities of a different class cannot be included in such offering without adversely affecting the offering or the offering price, then the holders of the Registrable Securities shall not be entitled to include Registrable Securities in such registration.

     (e) Enterprise Partners shall have the right to terminate any proposed registration under this Section 3 at any time without any obligation to the Requesting Holders requesting inclusion in such registration under this Section 3.

         Section  Holdback Agreement.

     If Enterprise Partners at any time shall register Common Units or Equity Equivalents under the Securities Act (including any registration pursuant to Section 3) for sale in an

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underwritten  Public Offering,  then to the extent requested by the underwriters for such offering, the Unitholders shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of, directly or indirectly, any Registrable Securities (other than those Registrable Securities included in such registration) without the prior written consent of Enterprise Partners, for a period designated by the managing underwriter in writing to the Unitholders, which period shall begin not more than seven days prior to the effectiveness of the registration statement pursuant to which such Public Offering shall be made (or within seven days prior to the execution of the applicable underwriting agreement in the case of an offering pursuant to Rule 415) and shall not last more than 90 days after the closing of such Public Offering or such shorter holdback period to which Enterprise Partners or other unitholders of Enterprise Partners holding at least 10% of the Common Units of Enterprise Partners (on a fully diluted basis) are subject. The Requesting Unitholders will enter into agreements with the underwriters to the foregoing effect.

     If, at any time, Enterprise Partners is requested by the Requesting Unitholders to register Registrable Securities pursuant to Section 2(a) hereof under the Securities Act for sale in an underwritten Public Offering, then to the extent requested by the underwriters for such offering Enterprise Partners shall not sell, make any short sale of, grant any option (other than under compensatory option or benefit plans of Enterprise Partners or its Affiliates) for the purchase of, or otherwise dispose of, directly or indirectly, any securities similar to those being registered or any Equity Equivalents, without the prior written consent of the managing underwriter, for a period designated by the managing underwriter in writing to Enterprise Partners, which period shall begin not more than seven days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made (or within seven days prior to the execution of the applicable underwriting agreement in the case of an offering pursuant to Rule 415) and shall not last more than 90 days after the closing of the sale of units pursuant to such registration statement or such shorter holdback period to which the Unitholders are then subject. Enterprise Partners shall use its Best Efforts to cause each holder of at least 10% (on a fully diluted basis) of Common Units other than Unitholders to agree not to sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Common Units or Equity Equivalents (except as part of the underwritten offering pursuant to such registration statement), without the prior written consent of the managing underwriter, for a period designated by the managing underwriter in writing to such holders, which period shall begin not more than seven days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made (or within seven days prior to the execution of the applicable underwriting agreement in the case of an offering pursuant to Rule 415) and shall not last more than 90 days after the closing of the sale of units pursuant to such registration statement or such shorter holdback period to which the Unitholders are then subject.

         Section  Preparation and Filing.

     If and whenever Enterprise Partners is under an obligation pursuant to the provisions of this Agreement to use its Best Efforts to effect the registration of any Registrable Securities, Enterprise Partners shall, as expeditiously as practicable:

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     use its Best Efforts to cause a registration  statement that registers such
Registrable Securities to be filed within 45 days following the request delivered pursuant to Section 2 and to become and remain effective for a period (the "Registration Period") of 180 days (or such extended period pursuant to clause (viii) below) or until all of such Registrable Securities have been disposed of (if earlier);

     furnish, at least five Business Days before filing a registration statement that registers such Registrable Securities, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to Unitholders' Counsel, copies of all such documents proposed to be filed (it being understood that such five-Business-Day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to Unitholders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

     prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective at all times during the Registration Period and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Securities;

     notify in writing Unitholders' Counsel promptly of (A) the receipt by Enterprise Partners of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (B) the receipt by Enterprise Partners of any notification with respect to any stop order issued or threatened to be issued by the Commission suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (C) the receipt by Enterprise Partners of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

     use its Best Efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Unitholders reasonably request and to keep such registration and qualification in effect for so long as such registration statement remains in effect and to do any and all other acts and things which may be reasonably necessary or advisable to enable Unitholders to consummate the disposition in such jurisdictions of the Registrable Securities owned by Unitholders; provided, however, that Enterprise Partners will not be required to qualify generally to do business or consent to general service of process or taxation in any jurisdiction where it would not otherwise be required to do so but for this clause (v);

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     furnish, without charge, to the holders of such Registrable Securities such number of copies of such registration statement, prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including exhibits thereto and documents incorporated by reference therein) as such holders may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

     use its Best Efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary by virtue of the business and operations of Enterprise Partners to enable the Unitholders holding such Registrable Securities to consummate the disposition of such Registrable Securities;

     notify in writing holders of Registrable Securities on a timely basis at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act during the Registration Period of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the holders of Registrable Securities, prepare and furnish to such holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees and purchasers of such units, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however, that the Registration Period shall be deemed to be extended by the number of days constituting the period commencing on and including the date of the giving of such notice to such seller and ending on and including the date when Enterprise Partners made available to such seller an amended or supplemented prospectus;

     in the case of an underwritten offering, use its Best Efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

     in the case of an underwritten offering, (A) use its Best Efforts to obtain from its counsel an opinion or opinions in customary form to the underwriters and the holders of Registrable Securities and (B) to enter into a customary underwriting agreement and make representations and warranties to the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in comparable underwritten offerings;

     provide a transfer agent and registrar (which may be the same entity and which may be Enterprise Partners) for such Registrable Securities;

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

     if required, issue to any underwriter to which the holders of Registrable Securities may sell units in such offering certificates evidencing such Registrable Securities;

     use its Best Efforts to list such Registrable Securities on the New York Stock Exchange or such other securities exchange on which the Common Units are traded;

     use all reasonable efforts to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus included therein; and

     use its Best Efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

     Each holder of the Registrable Securities, upon receipt of any notice from Enterprise Partners of any event of the kind described in Section 5(a)(viii) hereof, shall forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(a)(viii) hereof, and, if so directed by Enterprise Partners, such holder shall deliver to Enterprise Partners all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

     In the case of an underwritten offering pursuant to Section 2 hereof, the Requesting Unitholders shall choose the managing underwriter, provided that the managing underwriter is reasonably acceptable to Enterprise Partners. In the case of an underwritten offering pursuant to Section 3 hereof, Enterprise Partners shall choose the managing underwriter. In either case, the form of underwriting agreement shall be reasonably acceptable to Enterprise Partners.

     Enterprise Partners may require each seller of Registrable Securities as to which any registration is being effected hereunder to furnish to Enterprise Partners such information and complete such questionnaires regarding the seller and the distribution of such securities as Enterprise Partners may from time to time reasonably request.

     Section Expenses. All expenses (other than as provided in the last sentence of this Section 6) incident to the registration of Registrable Securities pursuant to Section 2 and 3 hereof, including, without limitation, the fees and expenses of the underwriters, all salaries and expenses of Enterprise Partners' officers and employees performing legal or accounting duties, the expense of any annual audit or quarterly review, the expense of any liability insurance, all registration and filing fees, the expense and fees for listing securities on one or more securities exchanges, the fees and expenses of complying with securities and blue sky laws, printing expenses, messenger and delivery expenses, fees and expenses of Enterprise Partners' counsel and accountants, and the reasonable fees and expenses of one counsel to the Unitholders not to exceed $25,000 for any registration (all such expenses being herein called "Registration Expenses"), shall be borne by Enterprise Partners;

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                                                        10
provided, however, that with respect to any request for registration begun pursuant to Section 2 that is subsequently withdrawn by the Requesting Unitholders, other than if such withdrawal is caused by, or made in response to, a material adverse change in the business, properties, condition, financial or otherwise, or operations of Enterprise Partners occurring on or after the date of such request, then Enterprise Partners shall not be required to pay the Registration Expenses of such registration and the Registration Expenses shall be paid by the withdrawing Unitholders pro rata based on the number of Registrable Securities to be included therein. All underwriting discounts and selling commissions applicable to the Registrable Securities and the fees and expenses of any counsel to the Unitholders not provided for in the above definition of Registration Expenses shall be borne by the holders selling such securities, in proportion to the number of securities sold by each such holder.

         Section  Indemnification.

     In connection with any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Enterprise Partners shall indemnify and hold harmless, to the fullest extent permitted by law, the holders of Registrable Securities, each other Person, if any, who controls any such holder of Registrable Securities within the meaning of the Securities Act or the Exchange Act, and each of their respective directors, partners, officers and agents, against any and all losses, claims, damages or liabilities, joint or several (or actions or threatened actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or threatened actions in respect thereof) arise out of or are based upon (i) an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading. Enterprise Partners shall reimburse each holder of Registrable Securities and each such controlling Person for any expenses (including reasonable attorneys' fees, disbursements and expenses as incurred) reasonably incurred by any of them in connection with investigating or defending against any such loss, claim, damage, liability, action or threatened action. Notwithstanding the foregoing provisions of this Section 7, Enterprise Partners shall not be liable to any such indemnified Person in any such case to the extent that any such loss, claim, damage, liability, action or threatened action (including any reasonable legal or other fees, disbursements and expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Securities in reliance upon and in conformity with written information furnished to Enterprise Partners by or on behalf of a holder of Registrable Securities specifically for use in the preparation thereof. The foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary

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                                                        11
prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any underwriter who participates in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter (within the meaning of the Securities Act or the Exchange Act) from whom a Person asserting any loss, claim, damage, liability or expense purchased the Registrable Securities which are the subject thereof, if a copy of such final prospectus had been made available to such underwriter and such controlling Person and such final prospectus was not delivered to such Person asserting any loss, claim, damage, liability or expense with or prior to the written confirmation of the sale of such Registrable Securities to such Person.

     In connection with any registration of Registrable Securities under the Securities Act pursuant to this Agreement, each holder of Registrable Securities shall severally and not jointly indemnify and hold harmless, in the same manner and to the same extent as set forth in the preceding paragraph (a) of this
Section 7, Enterprise Partners, each director of Enterprise Partners, each officer of Enterprise Partners who shall sign such registration statement and each Person who controls any of the foregoing Persons (within the meaning of the Securities Act), against any losses, claims, damages or liabilities, joint or several (or actions or threatened actions in respect thereof), to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or threatened actions in respect thereof) arise out of or are based upon any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Securities, if such statement or omission was made in reliance upon and in conformity with written information furnished to Enterprise Partners by such holder with respect to such holder specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, (i) the indemnified party shall reasonably cooperate with the indemnifying party and its counsel in the defense of such claim, and
(ii) the indemnifying party shall not be responsible for any legal or other fees, disbursements and expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified

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                                                        12
     party which are additional to or conflict with those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees, disbursements and expenses of not more than one counsel retained by the indemnified party in connection with the matters covered by the indemnity agreement provided in this
Section 7 provided that no indemnifying party shall, in connection with any such suit, be liable under this subsection for the fees and expenses of more than one separate firm for all indemnified parties. No indemnifying party shall be liable for any compromise or settlement of any such action effected without its consent, such consent not to be unreasonably withheld. No indemnifying party, in the defense of any such claim or suit, shall, except with the consent of each indemnified party which shall not be unreasonably withheld, consent to any compromise or settlement which does not include as an unconditional term thereof the giving by the claimant to such indemnified party of a release from all liability in respect of such claim or suit.

     If the indemnification provided for in this Section 7 is unavailable to an indemnified party hereunder with respect to any loss, claim, damage, liability, action or threatened action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability, action or threatened action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability, action or threatened action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether any statement or omission, including any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each seller of Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The amount paid or payable by a party under this Section 7(d) as a result of the loss, claim, damage, liability, action or threatened action referred to above shall be deemed to include any legal or other fees, disbursements and expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 7(d) were to be determined by pro rata allocation or by any method of allocation which does not take account of the equitable considerations referred to in the first and second sentences of this Section 7(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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                                                        13

     The provisions of this Section 7 shall be in addition to any other liability which any indemnifying party may have to any indemnified party and shall survive the termination of this Agreement.

     Section Underwriting Agreement. To the extent that the holders of Registrable Securities participating in any underwritten registration shall enter into an underwriting or similar agreement that contains provisions which conflict with any provision of Section 7 hereof, as between Enterprise Partners and such holders of Registrable Securities, the provisions contained in
Section 7 hereof shall control.

     Section Information by Holder. The Unitholders shall furnish to Enterprise Partners such written information regarding the Unitholders and the distribution proposed by the Unitholders as Enterprise Partners may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     Section Exchange Act Compliance. Enterprise Partners agrees to and shall comply with all of the reporting requirements of the Exchange Act applicable to it. Upon the request of any holder of Registrable Securities, Enterprise Partners shall deliver to such holder a written statement as to whether it has complied with such requirements. Enterprise Partners shall cooperate with the Unitholders in supplying such information as may be necessary for the Unitholders to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     Section No Conflict of Rights. Enterprise Partners shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

     Section Termination. Except as provided in Section 7(e) hereof, this Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding.

         Section  Miscellaneous.

     Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally at by facsimile transmission or mailed (prepaid first class certified mail, return receipt requested) to the parties at the following addresses or facsimile numbers: If to Enterprise Partners, to:

                           Enterprise Products Company
                           P.O. Box 4324 (77210-4324)
                           2727 North Loop West, Suite 700
                           Houston, Texas 77008

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                                                        14

                           Attention:  Chief Financial Officer
                           Phone:  (713) 880-6500
                           Fax No.  (713) 880-6570

                  With a copy to:

                           Enterprise Products Company
                           P.O. Box 4324 (77210-4324)
                           2727 North Loop West, Suite 700
                           Houston, Texas 77008
                           Attention:  Chief Legal Officer
                           Phone:  (713) 880-6500
                           Fax No.  (713) 880-6570

         If to Tejas or its Affiliates, to:

                           Tejas Energy, LLC
                           1301 McKinney Street, Suite 700
                           Houston, Texas 77010
                           Attention: Chief Operating Officer
                           Phone:    (713) 230-3000
                           Fax No.  (713) 230-2900

                  With a copy to:

                           Tejas Energy, LLC
                           1301 McKinney Street, Suite 700
                           Houston, Texas 77010
                           Attention: General Counsel
                           Phone:    (713) 230-3000
                           Fax No.  (713) 230-1800

All such notices, requests and other communications will (i) if delivered personally against written receipt to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt or upon the next Business Day if received after normal business hours or a day which is not a Business Day, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.


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                                                        15

     Specific Performance. The parties hereto agree that in the event any provision of this Agreement was not performed in accordance with the terms hereof, irreparable damage would occur, and that the parties shall therefore be entitled to specific performance of the terms hereof, in addition to any remedy that may be available to any of them at law or equity and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

     Entire Agreement. This Agreement, together with the Contribution Agreement and the Unitholder Agreement, supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

     Successors and Assigns. This Agreement shall bind and inure to the benefit of Enterprise Partners and the Unitholders and, subject to Section 13(e) below, the respective successors and assigns of Enterprise Partners and Unitholders.

     Assignment. Subject to the terms set forth in the Unitholder Agreement, each Unitholder may assign its rights hereunder to any purchaser or transferee of Registrable Securities; provided, however, that (i) such transfer is otherwise effected in accordance with applicable securities laws, (ii) such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Unitholder, whereupon such purchaser or transferee shall have the benefits of and shall be subject to the restrictions contained in this Agreement as if such purchaser or transferee was originally included in the definition of a Unitholder and had originally been a party hereto and
(iii) Enterprise Partners is given written notice of such transfer after such transfer, setting forth the name and address of such assignee and identifying the Registrable Securities with respect to which such registration rights have been assigned. Schedule I hereto shall, from time to time, be amended to include the name, address and numbers of Registrable Securities of each such Unitholder.

     Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

     Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

     No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person except to the extent such Person is expressly given rights herein.

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                                                        16

     Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

     Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.

     Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

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                                                        17

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

                           TEJAS ENERGY, LLC



                           By:  /s/ Curtis R. Frasier
                                Curtis R. Frasier
                                Executive Vice President and
                                Chief Operating Officer


                           ENTERPRISE PRODUCTS PARTNERS L.P.

                           By:  Enterprise Products GP, LLC, its General Partner


                           By:  /s/ O.S. Andras
                                O. S. Andras
                                President and Chief Executive Officer


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                                                        18

                                   Schedule I




 Unitholders                            Number of Registrable Securities Held




VEHOU05:142167.1